Exhibit 99.1
Earnings Release

IRET Announces Financial and Operating Results
for the Quarter and Fiscal Year Ended April 30, 2018

MINOT, ND, June 27, 2018 – IRET (NYSE: IRET) announced today its fiscal fourth quarter 2018 financial and operating results. Net income and Funds from Operations (“FFO”) per share for the three and twelve months ended April 30, 2018, are detailed below. Core FFO adjusts FFO for certain non-routine items, and both FFO and Core FFO are reconciled to net income in the tables accompanying this earnings release.

	Three Months Ended		Twelve Months Ended
	April 30,		April 30,
Per Share	2018	2017	2018	2017
Net Income (Loss)	$(0.19)	$0.23	$0.87	$0.26
FFO	0.06	0.07	0.27	0.40
Core FFO	0.08	0.11	0.38	0.47

	Quarterly Comparison	Sequential Comparison	YTD Comparison
Multifamily Same-Store Results	4Q18 vs. 4Q17	4Q18 vs. 3Q18	4Q18 vs. 4Q17
Revenues	5.2%	1.3%	4.3%
Expenses	5.8%	(0.2)%	9.5%
Net Operating Income (“NOI”)	4.7%	2.4%	0.4%

Multifamily Same-Store Results	4Q18	3Q18	4Q17
Physical Occupancy	96.5%	95.2%	93.8%
Weighted Average Occupancy	95.1%	93.9%	91.6%
“The last twelve months were pivotal in positioning ourselves as a multifamily company,” said Mark O. Decker, Jr., IRET’s President and CEO. “The next twelve months and beyond will be as pivotal in our quest to be the premier provider of apartment homes in our markets.”
IRET also announced that it has promoted Anne Olson to Chief Operating Officer and that Andrew Martin has resigned from his position as Executive Vice President, Property Operations, of the Company effective June 25, 2018. Mr. Martin will assist with his transition through July 31, 2018. Ms. Olson has served as Executive Vice President, General Counsel and Secretary since April 30, 2017, overseeing the Asset Management and Legal Departments, and will continue in her capacity as General Counsel and Secretary. “Anne has been an integral part of our leadership team over the last 14 months, and I am confident that she can assist us in leveraging the progress we have made and continue to demonstrate our commitment to improve our residents’ experience and our company’s financial results.”

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Fourth Quarter Fiscal Year 2018 Highlights

•	Achieved quarterly same-store revenue growth of 5.2% over the same period in the prior year, driven by a 3.8% increase in occupancy and 1.4% growth in revenue per occupied home.

•
Experienced elevated quarterly same-store expense growth of 5.8% over the same period in the prior year, driven by previously disclosed changes to capitalization policies, additional costs related to increasing occupancy, higher labor costs, and increased real estate taxes primarily attributable to higher levy rates in select markets.

•	Grew quarterly same-store NOI growth by 4.7% over the same period in the prior year, driven by the aforementioned revenue growth of 5.2% offset by the 5.8% increase in expenses.

•	Closed the acquisition of Westend, a 390-home apartment community in Denver, Colorado, completing our second investment in this top-25 MSA where we now have 664 apartment homes.

•	Closed a $6.0 million operating line of credit to manage cash balances more effectively and enhance treasury management activities.
Fiscal Year 2018 Highlights

•
Substantially completed our transformation into a focused multifamily company by selling 50 commercial and other non-core multifamily properties for an aggregate sales price of $515.1 million. We used a portion of the proceeds from these sales to purchase four apartment communities with 1,355 homes for $373.1 million.

•
Achieved same-store revenue growth of 4.3% over the prior fiscal year, driven by a 2.4% increase in occupancy and 1.9% increase in revenue per occupied home. Realized these increases through a combination of initiatives, including better revenue management across the portfolio and the expansion of utility billings and ancillary revenue programs.

•
Experienced elevated same-store expense growth of 9.5% over the prior fiscal year, driven by previously disclosed changes to capitalization policies, additional costs related to increasing occupancy, higher labor costs, and increased real estate taxes.

•	Posted same-store NOI growth of 0.4% over the prior fiscal year, driven by the aforementioned revenue growth of 4.3% but offset by the 9.5% increase in expenses.

•
Issued 4,118,460 shares of 6.625% Series C preferred shares for gross proceeds of $103.0 million and redeemed all 4,600,000 shares of 7.95% Series B preferred shares for an aggregate cost, including accrued dividends, of $115.8 million, which will result in a reduction of $2.3 million in annual preferred dividend payments.

•
Increased the commitments to our unsecured line of credit by $50 million to a current total of $300 million. Closed a $70 million unsecured term loan and executed a swap agreement to synthetically fix the interest rate for the full duration of the loan.

•
Established a new senior management team to complete the portfolio transition and continue the operational improvements while achieving a $1.6 million year-over-year reduction in general and administrative expenses.

•
Strengthened our board with two new trustees who add expertise in customer-facing service operations and technology application as well as public company leadership experience in both board and management roles.

Acquisitions
We added one new community to our portfolio during the quarter:

			(in thousands)
Community Name	Location	Apartment Homes	Total Cost	% Occupied as of 4/30/2018
Westend	Denver, CO	390	$128,700	93.8%
Dispositions
During the quarter, we sold one commercial property and adjacent parcel of unimproved land in Bismarck, ND for an aggregate sales price of $5.5 million.

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Balance Sheet
At the end of the fourth quarter, we had $193.9 million of total liquidity on our balance sheet, including $176.0 million available on our corporate revolver and $6.0 million on our operating line of credit.
During the quarter, we repurchased and retired approximately 548,000 common shares and redeemed approximately 39,000 Units for an aggregate cost of approximately $3.0 million, representing an average price of approximately $5.09 per share.
During fiscal year 2018, we incurred a loss of $18.1 million due to impairment of one apartment community, three other commercial properties, and four parcels of land.
Quarterly Distributions
On June 5, 2018, IRET’s Board of Trustees declared a regular quarterly distribution of $0.07 per share/unit payable on July 2, 2018, to common shareholders and unitholders of record on June 15, 2018. This distribution will be the 189th consecutive quarterly distribution paid by IRET since its inception in 1970. It represents an annualized rate of $0.28 per share/unit with an annualized yield of 4.7% based on IRET’s closing share price as of June 26, 2018.
The Board of Trustees also declared a distribution of $0.4140625 per share on the 6.625% Series C Cumulative Redeemable Preferred Shares (NYSE: IRET PRC) payable on July 2, 2018, to holders of record on June 15, 2018. Series C preferred share distributions are cumulative and payable quarterly in arrears at an annual rate of $1.65625 per share.
Earnings Call

Live webcast and replay: http://ir.iretapartments.com

Live Conference Call		Conference Call Replay
Thursday, June 28, 2018, at 10:00 AM ET		Replay available until July 12, 2018
USA Toll Free Number	1-877-509-9785	USA Toll Free Number	1-877-344-7529
International Toll Free Number	1-412-902-4132	International Toll Free Number	1-412-317-0088
Canada Toll Free Number	1-855-669-9657	Canada Toll Free Number	1-855-669-9658
		Conference Number	10120792
Supplemental Information
Supplemental Operating and Financial Data for the Quarter Ended April 30, 2018 (“Supplemental Information”), is available in the Investors section on IRET’s website at www.iretapartments.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Information, which accompanies this earnings release.
About IRET
IRET is a real estate company focused on the ownership, management, acquisition, redevelopment, and development of apartment communities. As of April 30, 2018, IRET owned interests in 90 apartment communities consisting of 14,176 apartment homes. IRET's common shares and Series C preferred shares are publicly traded on the New York Stock Exchange (NYSE symbols: IRET and IRET PRC, respectively).
Forward Looking Statements
Certain statements in this press release are based on our current expectations and assumptions, and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Froward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of those words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although we believe the expectations reflected in our forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond our control and could differ materially from our actual results and performance. Such risks and uncertainties are detailed from time to time in our filings with the SEC, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, in subsequent quarterly reports on Form 10-Q and in other public reports. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.

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IRET
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
IRET TO FFO AND CORE FFO
z

	(in thousands, except per share amounts)
Three Months Ended April 30,	2018			2017
	Amount	Weighted Avg Shares and Units(1)	Per Share And Unit(2)	Amount	Weighted Avg Shares and Units(1)	Per Share And Unit(2)
Net income (loss) attributable to controlling interests	$(20,874)			$30,280
Less dividends to preferred shareholders	1,705			2,286
Less redemption of preferred shares	—			—
Net income (loss) available to common shareholders	(22,579)	119,588	$(0.19)	27,994	121,155	$0.23
Adjustments:
Noncontrolling interest – Operating Partnership	(2,663)	14,115		3,656	15,797
Depreciation and amortization	20,269			13,222
Impairment of real estate investments	15,192			2,875
Gains on depreciable property sales attributable to controlling interests	(2,210)			(37,517)
FFO applicable to common shares and Units(1)	$8,009	133,703	$0.06	$10,230	136,952	$0.07

Adjustments to Core FFO:
Lease termination fees	—			(3,244)
Development pursuit and other write offs				3,224
Loss on extinguishment of debt	122			2,910
Severance related costs	301			2,612
Land impairment	2,617			—
Redemption of Preferred Shares	—			—
Core FFO applicable to common shares and Units(1)	$11,049	133,703	$0.08	$15,732	136,952	$0.11

(1)	Units of the Operating Partnership are exchangeable for cash or, at our discretion, Common Shares on a one-for-one basis.

(2)	Net income attributable to IRET is calculated on a per common share basis. FFO is calculated on a per common share and Unit basis.

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IRET
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
IRET TO FFO AND CORE FFO

	(in thousands, except per share amounts)
Twelve Months Ended April 30,	2018			2017
	Amount	Weighted Avg Shares and Units(1)	Per Share And Unit(2)	Amount	Weighted Avg Shares and Units(1)	Per Share And Unit(2)
Net income attributable to controlling interests	$116,788			$43,347
Less dividends to preferred shareholders	(8,569)			(10,546)
Less redemption of preferred shares	(3,657)			(1,435)
Net income available to common shareholders	104,562	119,977	$0.87	31,366	121,169	$0.26
Adjustments:
Noncontrolling interest – Operating Partnership	12,702	14,617		4,059	16,130
Depreciation and amortization	87,299			52,564
Impairment of real estate investments attributable to controlling interests	15,448			42,065
Gains on depreciable property sales attributable to controlling interests	(183,687)			(74,847)
FFO applicable to common shares and Units(1)	$36,324	134,594	$0.27	$55,207	137,299	$0.40

Adjustments to Core FFO:
Lease termination fees	—			(3,251)
Development pursuit and other write offs	—			3,224
Loss on extinguishment of debt	7,448			4,889
Land impairment	2,617			—
Redemption of Preferred Shares	3,657			1,435
Severance and transition costs	951			2,612
Core FFO applicable to common shares and Units(1)	$50,997	134,594	$0.38	$64,116	137,299	$0.47

(1)	Units of the Operating Partnership are exchangeable for cash or, at our discretion, common shares on a one-for-one basis.

(2)	Net income attributable to IRET is calculated on a per common share basis. FFO is calculated on a per common share and Unit basis.

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IRET
RECONCILIATION OF NET OPERATING INCOME TO THE
CONSOLIDATED STATEMENTS OF OPERATIONS

	(in thousands)
Three Months Ended April 30, 2018	Multifamily	All Other	Total
Real estate revenue	$42,360	$1,825	$44,185
Real estate expenses	18,164	570	18,734
Net operating income	$24,196	$1,255	25,451
Property management			(1,411)
Casualty gain			155
Depreciation and amortization			(21,072)
Impairment of real estate investments			(17,809)
General and administrative expenses			(4,093)
Acquisition and investment related costs			(30)
Interest expense			(8,302)
Loss on debt extinguishment			(122)
Interest and other income			592
Loss before gain on sale of real estate and other investments and income from discontinued operations			(26,641)
Gain on sale of real estate and other investments			2,285
Loss from continuing operations			(24,356)
Income from discontinued operations			197
Net income (loss)			$(24,159)

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IRET
RECONCILIATION OF NET OPERATING INCOME TO THE
CONSOLIDATED STATEMENTS OF OPERATIONS

	(in thousands)
Three Months Ended April 30, 2017	Multifamily	All Other	Total
Real estate revenue	$36,228	$6,583	$42,811
Real estate expenses	15,720	722	16,442
Net operating income	$20,508	$5,861	26,369
Property management			(1,239)
Casualty gain			51
Depreciation and amortization			(11,060)
Impairment of real estate investments			(2,875)
General and administrative expenses			(4,728)
Acquisition and investment related costs			(3,224)
Interest expense			(8,281)
Loss on debt extinguishment			(1,193)
Interest and other income			461
Loss before gain on sale of real estate and other investments and income from discontinued operations			(5,719)
Gain on sale of real estate and other investments			7,409
Income from continuing operations			1,690
Income from discontinued operations			31,950
Net income (loss)			$33,640

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	(in thousands)
Twelve Months Ended April 30, 2018	Multifamily	All Other	Total
Real estate revenue	$159,983	$9,762	$169,745
Real estate expenses	70,460	2,574	73,034
Net operating income	$89,523	$7,188	96,711
Property management			(5,526)
Casualty loss			(500)
Depreciation and amortization			(82,070)
Impairment of real estate investments			(18,065)
General and administrative expenses			(14,203)
Acquisition and investment related costs			(51)
Interest expense			(34,178)
Loss on debt extinguishment			(940)
Interest and other income			1,508
Loss before gain on sale of real estate and other investments and income from discontinued operations			(57,314)
Gain on sale of real estate and other investments			20,120
Loss from continuing operations			(37,194)
Income from discontinued operations			164,823
Net income (loss)			$127,629

	(in thousands)
Twelve Months Ended April 30, 2017	Multifamily	All Other	Total
Real estate revenue	$142,214	$17,890	$160,104
Real estate expenses	60,895	3,431	64,326
Net operating income	$81,319	$14,459	95,778
Property management			(5,046)
Casualty loss			(414)
Depreciation and amortization			(44,253)
Impairment of real estate investments			(57,028)
General and administrative expenses			(15,871)
Acquisition and investment related costs			(3,276)
Interest expense			(34,314)
Loss on debt extinguishment			(1,651)
Interest and other income			1,146,000
Loss before gain on sale of real estate and other investments and income from discontinued operations			(64,929)
Gain on sale of real estate and other investments			18,701
Loss from continuing operations			(46,228)
Income from discontinued operations			76,753
Net income (loss)			$30,525

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